Commitments and Contingencies Operating Leases - Commitments and Contingencies - Schedule Of operating fees includes the fixed payments (Details) - A&R L3Harris Agreement [Member] $ in Thousands	Dec. 31, 2021 USD ($)
2022	$ 4,296
2023	4,296
2024	4,296
2025	4,296
2026	4,296
2027 and thereafter	19,873
Operating Fees Payments Due, Total	$ 41,353